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                                                                   EXHIBIT 10(b)

                         SOUTHERN MICHIGAN BANCORP, INC.

                             2000 STOCK OPTION PLAN


         1. Purpose. The purpose of the Southern Michigan Bancorp, Inc. 2000 Stock Option Plan (this "Plan") is to advance the interests of Southern Michigan Bancorp, Inc., a Michigan corporation (the "Corporation"), and its subsidiaries by providing a larger personal and financial interest in the success of the Company and its subsidiaries to employees and directors upon whose judgment, interest and special efforts the Company and its subsidiaries are dependent for the successful conduct of its and their operations and to enable the Company and its subsidiaries to attract and retain key employees and directors.

         2. Participants. Options may be granted under this Plan to any employee or director of the Company and its subsidiaries. The employees and directors of the Company and its subsidiaries to whom options are granted and the terms of such options shall be determined by the Board of Directors. A grantee may hold more than one option. Nothing contained in this Plan, nor in any option granted pursuant to this Plan, shall confer upon any employee or director any right to the continuation of his or her employment or directorship nor limit in any way the right of the Company or its subsidiaries to terminate such employment or directorship at any time. As used herein, the term "subsidiary" shall mean any present or future entity that is controlled by the Company, directly or through one or more intermediaries.

         3. Effectiveness and Termination of Plan. This Plan shall become effective upon approval thereof by the shareholders of the Company at a meeting held, among other things, for such purpose. The adoption date of this Plan shall be March 20, 2000, the date of its adoption by the Board of Directors of the Company. This Plan shall terminate on the earliest of: (i) ten (10) years from its adoption date; (ii) when all shares of Common Stock (as defined in Section 4 hereof) that may be issued under this Plan shall have been issued through exercise of options granted under this Plan; or (iii) at any earlier time that the Board of Directors may determine. Any option outstanding under this Plan at the time of its termination shall remain in effect in accordance with its terms and conditions and those of this Plan.

         4. Common Stock. The aggregate number of shares of common stock, $2.50 par value per share, of the Company (the "Common Stock") that may be issued under this Plan shall consist of 110,000 shares, subject to further adjustment as provided in Section 7 hereof. Such number of shares may be set aside out of the authorized but unissued shares of Common Stock of the Company not reserved for any other purpose or out of shares of Common Stock acquired by the Company. All or any shares of Common Stock subjected under this Plan to an option that, for any reason, is canceled, terminates, lapses or expires unexercised as to such shares may again be subjected to an option under this Plan.

         5.   Types of Options and Terms and Conditions.

              (a) Options granted under this Plan shall be in the form of: (i) incentive stock options ("Incentive Stock Options") as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"); or (ii) options not qualifying under Section 422 of the Code ("Nonstatutory Stock Options"), all in such amounts as determined by the Board of Directors.

              (b) Options may be granted at any time and from time to time prior to the termination of this Plan. Except as hereinafter provided, all options granted pursuant to this Plan shall be subject to the following terms and conditions:

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              (i)   Price. The purchase price of the shares of Common Stock
         issuable upon exercise of options granted under this Plan shall be not less than 100% of the fair market value of the Common Stock on the date of the grant of the option. For purposes of this Plan, "fair market value" of the Common Stock shall mean: (A) the mean between the closing high bid and low asked prices as reported by the National Association of Securities Dealers Automated Quotation System (or, if not so reported, by the system then regarded as the most reliable source of such quotation); or (B) if the Common Stock is quoted in the domestic over-the-counter market, but there are not reported quotations on the given date, the value determined pursuant to (A) above using the reported quotations on the last previous date on which so reported; or
         (C) if neither of the foregoing clauses apply, the price determined in good faith by the Board of Directors.

         The purchase price shall be paid in full at the time of such purchase, in: (A) cash; (B) shares of Common Stock of the Company valued at the fair market value of the Common Stock on the date of purchase; or (C) any combination of cash and Common Stock. Notwithstanding the foregoing, the Board of Directors may, in order to prevent any possible violation of law, require the purchase price to be paid in cash and further provide that the right to deliver Common Stock in payment of the purchase price may be limited or denied in any Option Agreements (as defined in Section 11 hereof). The purchase price shall be subject to adjustment, but only as provided in Section 7 hereof.

              (ii) Duration and Exercise of Options. Options may be granted for terms of up to but not exceeding ten (10) years from the date the particular option is granted. Options shall be exercisable as provided by the Board of Directors at the time of grant thereof.

              (iii) Termination of Employment or Service as a Director. Upon the termination of the grantee's employment or service as a director, his or her rights to exercise an option shall be only as follows:

                    (1) Death, Disability or Retirement. If the grantee's employment or service as a director is terminated by reason of death or disability (as described in Section 22(e)(3) of the Code), the grantee or the grantee's estate may, within one (1) year following such termination, exercise the option with respect to only such number of shares of Common Stock as to which the right of exercise had accrued on or before the last day on which the grantee was either an employee or director of the Company or any subsidiary. If the grantee's employment or service as a director is terminated by reason of retirement, the grantee or the grantee's estate (in the event of the grantee's death after such termination) may, within three (3) months following such termination, exercise the option with respect to only such number of shares of Common Stock as to which the right of exercise had accrued on or before the last day on which the grantee was either an employee or director of the Company or any subsidiary. For purposes of this Plan, "retirement" shall mean termination of employment or service as a director with the Company and/or its subsidiaries on or after the grantee's 65th birthday or the grantee's 60th birthday if the grantee has completed ten (10) years of service with the Company and/or its subsidiaries.

                    (2) Other Reasons. If the grantee ceases to be an employee or director for any reason other than those provided above under "Death, Disability or Retirement," the grantee or the grantee's estate (in the event of the grantee's death after such termination) may, within the one (1) month period following such termination, exercise the option with respect to only such number of shares of Common Stock as to which the right of exercise had accrued on or before the last day on which the grantee was either an employee or director of the Company or any subsidiary.

                    (3) General. Notwithstanding the foregoing, no option shall be exercisable in whole or in part: (A) after the termination date provided in the option; or (B) except as provided in the

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              second paragraph of Section 10, for one (1) year following the date the option was granted. A grantee's "estate" shall mean the grantee's legal representatives upon the grantee's death or any person who acquires the right under the laws of descent and distribution to exercise an option by reason of the grantee's death.

              (iv) Transferability of Option. Except as otherwise provided herein, options shall be transferable only by will or the laws of descent and distribution and shall be exercisable during the grantee's lifetime only by him or her. An option and all rights thereunder shall terminate immediately if the holder attempts to or does sell, assign, transfer, pledge, hypothecate or otherwise dispose of the option or any rights thereunder to any person except as permitted herein.

              (v) Other Terms and Conditions. Options may also contain such other provisions, which shall not be inconsistent with any of the foregoing terms, as the Board of Directors shall deem appropriate.

              (c) Incentive Stock Options granted pursuant to this Plan shall be subject to all the terms and conditions included in subsection (b) and to the following terms and conditions:

              (i) No Incentive Stock Option shall be granted to an individual who is not an employee of the Company or a "subsidiary corporation" as defined in Section 424(f) of the Code;

              (ii) No Incentive Stock Option shall be granted to an employee who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company unless the grant complies with the requirements of Section 422(c)(5) of the Code;

              (iii) The aggregate fair market value (determined as of the date the option is granted) of the shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any grantee during any calendar year (under all plans of the Company) shall not exceed $100,000 or such other amount as may subsequently be specified by the Code; provided that, to the extent that such limitation is exceeded, any excess options (as determined by the Code) shall be deemed to be Nonstatutory Stock Options; and

              (iv) No Incentive Stock Option may be granted under this Plan if such grant, together with any applicable prior grants that are Incentive Stock Options within the meaning of Section 422(b) of the Code, would exceed any maximum established under the Code for incentive stock options that may be granted to an individual employee.

         6. Rights of a Shareholder. A recipient of an option shall have no rights as a shareholder with respect to any shares issuable or transferable upon exercise thereof until the date of issuance of a stock certificate for such shares. Except as otherwise provided pursuant to Section 7 hereof, no adjustment shall be made for dividends or other rights for which the record date is prior to the date of such stock certificate.

         7. Adjustment of and Changes in Common Stock. In the event that the shares of Common Stock of the Company, as presently constituted, shall be changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or of another corporation (whether by reason of merger, consolidation, recapitalization, reclassification, split-up, combination of shares, or otherwise) or if the number of such shares of Common Stock shall be increased through the payment of a stock dividend or a dividend on the shares of Common Stock of rights or warrants to purchase securities of the Company shall be made, then there shall be substituted for or added to each share of Common Stock theretofore appropriated or thereafter subject or that may become subject to an option under this Plan, the number and kind of shares of stock or other securities into which each outstanding share of Common Stock of the Company shall be so changed, or for

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which each such share shall be exchanged, or to which each such share shall be entitled, as the case may be, and references herein to the Common Stock shall be deemed to be references to any such stock or other securities as appropriate. Outstanding options shall also be appropriately amended as to price and other terms as may be necessary to reflect the foregoing events. In the event there shall be any other change in the number or kind of the outstanding shares of the Common Stock of the Company, or of any stock or other securities into which such Common Stock shall have been changed or for which it shall have been exchanged, then if the Board of Directors shall, in its sole discretion, determine that such change equitably requires an adjustment in any option theretofore granted or that may be granted under this Plan, such adjustments shall be made in accordance with such determination. Fractional shares resulting from any adjustment in options pursuant to this Section 7 may be settled in cash or otherwise as the Board of Directors shall determine. Notice of any adjustment shall be given by the Company to each holder of an option that shall have been so adjusted and such adjustment (whether or not such notice is given) shall be effective and binding for all purposes of this Plan. Any options granted or which may be granted pursuant to this Plan, and which such options are or are intended to be Incentive Stock Options within the meaning of Section 422 of the Code, shall, to the extent it is reasonably feasible to do so (determined in the sole discretion of the Board of Directors), be adjusted or modified pursuant to this Section 7 in a manner which will allow such options to continue to be classified as Incentive Stock Options within the meaning of Section 422 of the Code or successor legislation.

         8. Securities Act Requirements. No option granted pursuant to this Plan shall be exercisable in whole or in part, and the Company shall not be obligated to sell any shares of Common Stock subject to any such option, if such exercise and sale would, in the opinion of counsel for the Company, violate the Securities Act of 1933 (or other Federal or State statutes having similar requirements), as in effect at that time. Each option shall be subject to the further requirement that, if at any time the Board of Directors shall determine in its discretion that the listing or qualification of the shares of Common Stock subject to such option under any securities exchange requirements or under any applicable law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the issue of shares thereunder, such option may not be exercised in whole or in part unless such listing, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Board of Directors.

         9. Withholding. Appropriate provision (which may, in accordance with rules determined by the Board of Directors, include the election by the grantee to have the Company withhold from the Common Stock to be issued upon exercise of an option a number of shares having an aggregate fair market value that would satisfy the withholding amount due or to deliver to the Company shares of Common Stock already owned having such aggregate fair market value to satisfy the withholding amount) shall be made for all taxes required to be withheld from shares of Common Stock issued under this Plan under the applicable laws or other regulations of any governmental authority, whether federal, state or local, and domestic or foreign. To that end, the Company may at any time take such steps as it may deem necessary or appropriate (including sale or retention of shares) to provide for payment of such taxes.

         10. Administration and Amendment of Plan. The Board of Directors from time to time may adopt rules and regulations for carrying out this Plan. The interpretation and construction by the Board of Directors of any provision of this Plan or any option granted pursuant hereto shall be final and conclusive. No member of the Board of Directors shall be liable for any action or determination made in good faith with respect to this Plan or any option granted pursuant thereto. The Board of Directors may from time to time make such changes in and additions to this Plan as it may deem proper and in the best interests of the Company, without further action on the part of the shareholders of the Company except as required by law, regulation or by the rules of the principal trading market of the Company's Common Stock at that time; provided, however, that, unless the shareholders of the Company shall have first approved thereof:
(i) except as provided in Section 7 hereof, the total number of shares of Common Stock subject to this Plan shall not be increased and the minimum purchase price shall not be changed; (ii) no option shall be exercisable more than ten (10) years after the date it is granted; and (iii) the expiration date of this Plan shall not be extended.

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         The Board of Directors shall have the power, in the event of any disposition of substantially all of the assets of the Company, its dissolution or of any consolidation or merger of the Company with and into any other corporation, to amend all outstanding options to permit the exercise of all such options prior to the effectiveness of any such transaction and to terminate such options as of such effectiveness. If the Board of Directors shall exercise such power, all options then outstanding and subject to such requirement shall be deemed to have been amended to permit the exercise thereof in whole or in part by the grantee at any time or from time to time as determined by the Board of Directors prior to the effectiveness of such transaction and such options shall be deemed to terminate upon such effectiveness.

         11.  Miscellaneous.

              (a) Separate Plan. This Plan is separate and independent from any other stock option plan or similar plan of the Company.

              (b) Option Agreements. Options granted hereunder shall be evidenced by option agreements ("Option Agreements") containing such terms and conditions as the Board of Directors shall establish from time to time consistent with this Plan. Option Agreements need not be identical but each Option Agreement shall contain, without limitation, language including the substance of the following provisions:

              (i) Number of Shares and Exercise Price. Each Option Agreement shall state the number of shares to which it pertains and the exercise price therefor.

              (ii) Exercise of Options. Options may be exercised only in accordance with the terms of each Option Agreement which shall include the period of time during which the option may be exercised.

              (iii) Method of Exercise and Payment of Purchase Price. An option may be exercised, as to all or part of the shares covered by the option, by the grantee delivering to the Board of Directors: (A) a written notice identifying the option being exercised, stating the number of shares being purchased and enclosing payment to the Company of the purchase price for the number of shares being exercised; and (B) such items as the Company may reasonably request. If the option is being exercised by any person or persons other than the grantee, the written notice exercising the option shall be accompanied by appropriate proof of the right of such person or persons to exercise the option.

              (iv) Additional Terms and Conditions. The Board of Directors may specify such additional terms and conditions as it deems appropriate.

              (c) Loans. Subject to the sole discretion of the Board of Directors, the Company may loan the grantee funds to finance the exercise of any option.

              (d) Governing Law. This Plan and the Option Agreements shall be interpreted and enforced in accordance with the laws of the State of Michigan.

         IN WITNESS WHEREOF, this Plan has been executed by the Company on the 20th day of March, 2000.

                                  SOUTHERN MICHIGAN BANCORP, INC.


                                  By:   /s/ James T. Grohalski
                                        ----------------------------------------
                                        James T. Grohalski
                                  Its:  President and Chief Executive Officer